LEASE AGREEMENT

THIS LEASE AGREEMENT (the "Lease") is made and entered into this 29th day of Feb, 08, between Hill Street, LLC, (the" Landlord"), and Subaqueous Services LLC (the" Tenant").

WITNESSETH:

FOR GOOD AND VALUABLE CONSIDERATION; the receipt, adequacy, and sufficiency of which is hereby acknowledged, Landlord and Tenant intending to be legally bound, hereby agree as follows:

ARTICLE I:
DEFINITIONS AND FUNDAMENTAL PROVISIONS

1.1	Addresses:	Landlord	Tenant
		P.O. Box 1851	12250 Fuqua
		Bainbridge, GA 39818	Houston, Texas, 77034

1.2            Common Areas: Those areas, facilities, improvements, equipment, and installations which are from time to time designated by Landlord for the nonexclusive use or benefit of Landlord and Tenants of the site, their employees, agents, customers, licensees and Invitees.

1.3            Lease Term: One Lease Period commencing on the Rental Commencement Date and expiring at 5:00 P.M. (EST) on 12/30/10 The first (I*) Lease period shall consist of 34 consecutive months plus the partial month, if any, caused by the Rental Commencement Date failing on other than the first day of a calendar month.

1.4	Rent:

	Lease Period	Rent	Monthly Rent
	34 Months	$15750	$15750.00 Rent $945 Sales Tax Plus $2000 Utilities & $150 Security Total $18,904

** Applicable sales tax apply **

1.5	Permitted Use: Tenant shall use the Premises solely for:	Warehouse and office plus, upland and rear bridge storage and waterfront

1.6	Premises: 1 Warehouse and office @	1901 Hill Street

1.7	Rental Commencement Date:	2/29/2008

ARTICLE II
DEMISE OF PREMISES

2.1            Lease: Landlord hereby leases and demises to Tenant the Preraises together with the nonexclusive right to use the Common Areas subject to the Rules and Regulation,

2.2            Acceptance of Premises: by Tenant: agrees to accept the Premises in an "AS-IS, WHERE-IS" condition as tendered by Landlord. Tenant agrees that no representations with respect to the conditions of the Premises and no promises to decorate, alter, repair, or improve, the Premises have been made by Landlord. Promptly upon the tender of possession of the Premises by Landlord to Tenant, Tenant shall commence and thereafter diligently pursue to completion all of Tenant's Work in the Premises in strict accordance with plans and specifications previously approved by Landlord.

2.3            Early Access: Tenant shall be permitted access to the Premises prior to the Rental Commencement Date for the purpose of installing fixtures or for any other purpose permitted by Landlord. Such early entry will be at Tenant's sole risk and subject to all the terms and provisions of this Lease as though the Rental Commencement Date had occurred, except for the payment of Minimum Rent which shall commence on the Rental Commencement Date; it being specifically agreed and understood that Tenant shall pay all charges for temporary water, heating, cooling and lighting from the date upon which Tenant is notified the Premises are available for Tenant's work (or from the date when Tenant commences to perform its work, if earlier) in the Premises until the Rental Commencement Date. Landlord shall have the right to impose such additional conditions on Tenant's early entry as Landlord, in it sole discretion, deems appropriate, and Landlord shall have the further right to require that Tenant execute an early entry agreement containing such coalitions prior to Tenant's early entry into the Premises.

2.4            Surrender of Premises: At the expiration, or earlier termination, of the Lease Term, Tenant shall surrender the Premises to Landlord in a good and broom-clean condition, reasonable wear and tear excepted. Tenant shall promptly repair any damage to the Premises caused by the removal of any furniture, trade fixtures, or other personal property, permitted to be removed by Tenant from the Premises.

ARTICLE III
RENT AND OTHER CHARGES

3.1            Minimum Rent: Except for the Prepaid Minimum Rent paid Tenant upon Tenant's execution of this Lease, Tenant hereby covenants to pay Minimum Rent, in advance, on a monthly basis on the first day of each calendar month during the Lease Term, without demand, deduction, or setoff whatsoever; it being specifically agreed and understood that the covenants of Tenant to pay Minimum Rent, Additional Rent, and all other Rent set forth in this Lease, are separate and distinct covenants of Tenant, not contingent upon the performance of any other terms or conditions of this Lease. Minimum Rent for any partial calendar month during the Lease Term shall be prorated on a per diem basis.

3.2            Utilities: Tenant shall promptly pay all charges for utilities and other services furnished to the Premises whether by Landlord or the applicable utility company.

3.3            Security Deposit: Tenant has concurrently with the execution of this Lease deposited with the Landlord the Security Deposit which shall serve as security for the full performance of every term and provision of this Lease by Tenant. Landlord may apply all or any part of the Security Deposit to cure any default by Tenant hereunder, and Tenant shall promptly restore to the Security Deposit all amounts so applied upon invoice. If Tenant stall fully perform each term and provision of this Lease, any portion of the Security Deposit which has not been appropriated by Landlord In accordance with (he provisions hereof shall be returned to Tenant, without interest, within thirty (30) days after the expiration of the Lease Term.

ARTICLE IV
PERMITTED USAGE

4.1            Use: Tenant shall use, occupy and operate in the whole of the Premises solely for the Permitted Use and for no other purpose whatsoever. Tenant shall not, without Landlord's prior written consent, keep anything within the Premises, or use the Premises for any purpose which increases the Insurance premium cost or invalidates any insurance policy carried on the Premises, and Tenant shall pay as Rent the amount of any such increase promptly upon demand by Landlord.

4.2           Hazardous Substances.  Tenant shall not generate, store, treat, dispose of, install or otherwise use any hazardous substances on, in, under, or in any way related to, the Premises, or cause or permit any such generation, storage, treatment, disposal, installation or other use with respect thereto. Tenant shall fully indemnify and hold Landlord harmless from any liability, damage, cost or expense that Landlord might otherwise suffer from Tenant's failure to fully comply with the terms and provisions of this Section.

ARTICLE V
ALTERATION REPAIR AND MAINTENANCE

5.1            Alteration By Tenant: Tenant shall not make any alterations (including, but not limited to alterations to the exterior, signs and/or utility lines or system within or serving the Premises), nor secure any fixture or apparatus, to the premises without Landlord's prior written approval, and Tenant shall promptly remove upon order from landlord any decoration or alteration made or installed upon the Premises without Landlord's written consent, landlord's approval of the plans, specifications, and working drawings for Tenant's alterations shall create no responsibility of liability on the part of Landlord for their completeness, design sufficiency, or compliance with all laws, rules and regulations of governmental agencies or authorities, to include The American With Disabilities Act. Landlord shall have the right to run utility lines, pipes, condult, wire, ductwork, or sprinkler systems, where necessary, through, in, or beneath, the Premises, and maintain same in a manner which does not unduly interfere with Tenant's use thereof. All alterations, fixtures, betterments, and improvements, made to, or installed upon, the Premises shall remain upon the Premises, and shall become Landlord's property upon the expiration or earlier termination of this Lease, unless Landlord shall require Tenant to restore the Premises to its original condition.

5.2            Repairs by Tenant: Tenant shall keep by routine maintenance, repair, end replacement, at its sole cost and expense, the interior of the Premises, together with and ail doors and windows of the Premises, and all electrical, plumbing, heating, ventilating, air conditioning, sprinkler systems, and any other mechanical installations serving the Premises or located therein whether or not in or under the floor slab or on the roof of the Premises, in good condition and working order. Tenant agrees to employ a suitable contractor approved by Landlord to perform Tenant's obligations for maintenance of the heating, cooling and ventilating units of the Premises, including at least semi-annual inspections and cleaning of the system together with such servicing as each such inspection shall disclose, or as shall otherwise be reasonably required by landlord. In the event Tenant fails to perform its maintenance, repair, or replacement obligations as provided herein, Landlord may, at its option, perform such remedial action on behalf of Tenant, and Tenant agrees to pay to Landlord, as Additional Rent, the cost thereof plus fifteen (15.0%) percent overhead, promptly upon demand by Landlord.

5.3            Liens: Tenant hereby indemnifies Landlord against, and shall keep the Premises and the site free from liens for any work performed, material furnished, or obligations incurred, by or on behalf of Tenant and shall discharge or bond any lien filed within ten (10) days after filing,

5.4            Signs and Displays: Tenant shall not place or have pieced and maintained on or within the Premises any sign, awning or advertising, visible from the exterior of the Premises not first approved in writing by Landlord.

ARTICLE VI
CASUALTY AND CONDEMNATION

6.1            Casualty: Landlord shall have the right, upon (30) days prior written notice to Tenant, to terminate this Lease in the event (i) the Premises is damaged by fire or other casualty to the extent of more than ten (10.%) percent of the replacement cost thereof, (ii) the Building is damaged by fire or other casualty to the extent of then (10.0%) percent or more of the replacement cost thereof, (iii) any damage to the Premises cannot, in Landlord's sole discretion, be repaired within ninety (90) days of the date of such damage. or (iv) the Premises is damaged or destroyed during the last thirty (30%) percent of the Lease term, or during any renewal or extension term of this Lease. If Landlord should elect to repair or rebuild the Premises because of any damage or destruction, Tenant shall replace all work and improvements originally installed or preformed by Tenant at Tenant’s expense.

6.2            Condemnation: If the whole of the Premises, or so much thereof as to render the balance unusable by Tenant, shall be taken under power of eminent domain, or otherwise transferred to lieu thereof, or if any part of the Site is taken an its continued operation is not in Landlord’s sole opinion, economical, this Lease shall automatically terminate as of the date possession is taken by the condemning authority. No award for any total or partial taking shall be apportioned, and Tenant hereby unconditionally assigns to Landlord any award which may be made in such taking or condemnation. In the event of a partial taking which does not result in the termination of this Lease, Minimum Rental shall be apportioned according to the part of the Premises remaining usable by Tenant.

ARTICLE VII
INSURANCE AND INDEMNIFICATION

7.1            Insurance: Tenant shall maintain at its sole expenses, commencing upon the date Tenant takes possession of the Premises and containing throughout the Lease Term, commercial liability insurance covering the Premises in a combined single limit amount of not less than $1,000,000.00 naming Landlord and any mortgagee(s) of the Property as additional insureds therunder. Tenant shall also keep in force, at its sole expense, fire and extended coverage insurance for the full replacement value of Tenant’s improvements and Tenant’s property, including, but not limited to, inventory, trade fixtures, furnishings and other personal property naming Landlord and mortgage (s) of the Property as additional insureds thereunder. The fire and extended coverage insurance maintained by Tenant shall be written so as to provide that the insurer waives all right of recovery by way of subrogatlon against Landlord in connection with any loss or damage covered by the policy (Tenant for itself, its successors and assigns, hereby waives any right of recovery against Landlord, its successors or assigns, by virtue of any casualty to the Premises). In addition, Tenant shall keep in force Workman’s Compensation or similar insurance to the extent required by law. Tenant shall delivery said insurance policies or certificates thereof to Landlord within ten (10) days of the commencement of the Lease Term; Landlord having the right, at its sole discretion, to approve the insurance carrier utilized by Tenant in connection with the Premises. Should Tenant fail to effect the insurance called for herein, Landlord may, at his sole option, procure said insurance and pay the requisite premiums, in which event, Tenant shall pay to Landlord, as Additonal rent, immediately upon demand, all sums so expended plus fifteen (15.0%) percent as overhead. Each insurer under the policies required hereunder shall agree by endorsement of the policy, or by independent instrument furnished to landlord, that it will give Landlord at least fifteen (15) days prior written notice before any policy or policies affecting the Premises shall be altered or canceled.

7.2            Indemnification: Tenant hereby agrees to indemnify and hold Landlord, and any mortgagee(s) of the Property, harmless from any and all claims, damages, liabilities or expenses arising out of (a) Tenant’s use of the Premises, (b) any and all claims arising from any breach or default in the performance of any obligations of Tenant, (c) any act, omission or negligence of Tenant, its agents, employees, invitees or contractors. Tenant further releases Landlord from liability for any damages sustained by Tenant or any other person claiming by, through, or under, Tenant due to the Premises, or any part thereof, or any appurtenances thereto, becoming out of repair, or due to the happening of any accident, including, without limitation, any damage caused by water, know, windstorm, tornado, gas, steam, electrical wiring, sprinkler system, plumbing, heating and air conditioning apparatus, and from any acts or omissions of co-tenants or other occupants. Landlord shall not be liable for any damage to or loss of Tenant’s personal property, inventory, fixtures or improvements, from any cause whatsoever, except the affirmative acts of proven negligence of Landlord, and then only to the extent not covered by insurance to be obtained by Tenant in accordance with Section 7.1.

ARTICLE VIII
DEFAULT AND REMEDIES

8.1            Events of Default: In the event Tenant (i) fails to pay all or any portion of any sum due from Tenant hereunder or pursuant to any exhibit hereto within five (5) days following the giving of written notice; (ii) fails to cease all conduct prohibited hereby immediately upon receipt of written notice from Landlord; (iii) fails to take actions in accordance with the provisions of written notice from Landlord to remedy Tenant’s failure to perform any of the terms, covenants and conditions of this Lease; (iv) fails to conduct business in the Premises as herein required; (v) commits an act in violation of this lease which landlord has previously notified Tenant to cease more than once in any Lease year; (vi) becomes bankrupt, insolvent or files any debtor proceeding, takes or has taken against Tenant any petition of bankruptcy; takes action or has action taken against Tenant for the appointment of a receiver for all or a portion of Tenant’s assets, files a petition for a corporate reorganization; makes an assignment for the benefit of creditors, or in any other manner Tenant’s interest hereunder shall pass to another by operation of law (any or all of the occurrences in this subsection being deemed a deficit on account of bankruptcy of the purposes hereof and such default on account of bankruptcy shall apply to and include any guarantor of this Lease); (vii) commits waste to the Premises; (viii) is otherwise in breach of Tenant’s obligations hereunder and shall not have cured without further notice to Tenant, terminate Tenant’s right to possession of the premises and without terminating this lease re-enter and resume possession of the Premises, with or without resort to process of any court, either by force or otherwise. Notwithstanding such re-entry by Landlord, Tenant hereby indemnifies and holds Landlord harmless from any and all loss or damage which Tenant may know by reason of the termination of this lease and/or Tenant’s right to possession of the Premises now shall such re-entry abrogate Tenant’s agreement to pay Rent for the full Lease Term. Following re-entry of the premises by Landlord, Tenant shall continue to pay all Rent as it becomes due under the terms of this Lease, or at Landlord’s option, all Rent for this balance of the Lease Term shall be deemed immediately due and payable by Tenant to Landlord, together with all other expenses incurred by Landlord in regaining possession; it being understood that Landlord shall have no obligations to mitigate Tenant’s damages by reletting the Premises.

8.2            Rights and Remedies: The various rights and remedies herein granted to landlord shall be cumulative and in addition to any other rights or remedies which Landlord may be entitled to at law or in equity. The exercise of one of more rights or remedies of Landlord shall not impair Landlord’s right to exercise any other right or remedy. In all events, Landlord shall have the right, upon notice to Tenant, to cure any breach by Tenant, at Tenant’s sole cost and expense, and Tenant shall reimburse Landlord for such costs and expenses plus fifteen (15.0%) percent as overhead, immediately demand.

ARTICLE IX
ASSIGNMENT AND SUBLETTING

9.1            Assignment and Subletting: Tenant may not sublet the Premises without the express prior written consent of Landlord. Any proposed assignee or sublessee or its business in subject to compliance with additional requirements of the law (including related regulations) commonly known as the “Americans with Disabilities Act” beyond those requirements which are applicable to the tenant desiring to assign or sublease.

ARTICLE X
ATTORNMENT AND SUBORDINATION

10.1          Attornment: Tenant shall attom and be bound to any of Landlord’s successors under all the terms, convenants and conditions of this Lease for the balance of the lease Term, as renewed or extended.

10.2          Subordination: This Lease is, and shall be subordinate to the lien of any mortgage, security deed, deed of trust, or the lien resulting from any and all advances to be made under such Mortgages and all renewals, medications, extensions, consolidations, and replacements thereof. The aforesaid provisions shall be self-operative, and no further instrument of subordination shall be required to evidence such subordination. Tenant covenants, and agrees to execute and deliver, upon demand, such further instrument or instruments subordinating this Lease on the foregoing basis to the lien of any such Mortgages as shall be requested by Landlord and any mortgagee(s) of the Property. Tenant hereby irrevocably appoints Landlord the attorney-in-fact of Tenant to execute and deliver such instruments if Tenant has failed to do so within ten (10) days after being requested to do so.

ARTICLE XI
MISCELLANEOUS

11.1          Attorney’s Fees: Tenant shall pay reasonable attorney’s fees incurred by Landlord in the enforcement of any of the terms, covenants, or provisions of this Lease.

11.2          Late Charges: All rent not paid when due shall bear interest at the highest legal rate not to exceed eighteen percent (18.0%) per annom calculated from the due date of such Rent. Tenant shall, in addition, pay as Additional Rent a fee of $50.00 for processing of each and every late payment.

11.3          Time of Essence: TIME IS OF THE ESSENCE OF THIS LEASE.

11.4          Holding Over: If Tenant holds over at the end of the lease Term without the written consent of Landlord, Tenant shall be deemed a tenant-at-sufferance and Tenant shall pay to landlord, during each month of such holdover period, as liquidated damages, a sum equal to double the highest amount of Rent paid by Tenant to landlord during any month of the lease Term; provided, however acceptance of Rent by Landlord shall not be interpreted as a grant of permission for Tenant to continue in possession of the Premises.

11.5          Severability: In the event of any provision of this Lease to any extent shall be deemed invalid or unenforceable, the remainder of this Lease shall not be affected thereby, and the Lease and the remaining provisions thereof shall be valid and enforceable to the fullest extent permitted by law.

11.6          Waiver: No waiver by landlord of any provision of this Lease shall be deemed to be a waiver of any other provision hereof or of any subsequent breach by Tenant of the same provision. Landlord’s consent to, or approval of, any act by Tenant shall not be a deemed to render unnecessary the obtaining of Landlord’s consent to, or approval of, any subsequent act. No agreement by Landlord to accept Tenant’s surrender of the Premises shall be valid unless in writing from landlord.

11.7          Right of Entry: Landlord shall have free access to the Premises at all reasonable times to inspect the Premises and to make such repairs, addition, improvements, changes or alterations to the Premises, as Landlord may elect

11.8          Successors and Assigns: Except as otherwise provided herein, this Lease shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, executors, successors and assigns.

11.9          Headings, captions and References: The Article and Section Captions contained in this Lease are for convenience only and do not in any way limit or amplify any terms of provisions hereof. The use of the terms “hereof” and “herein” shall refer to this Lease as a whole, except where noted otherwise.

11.10        Survival of Obligations: The provisions of this Lease with respect to any obligation of Tenant, including, without limitation, any indemnities of Tenant contained in this lease, and Tenant’s covenant to pay rent, shall specifically survive the expiration or earlier termination of this Lease.

11.11        Representations: Tenant acknowledges that neither Landlord nor Landlord’s agents, employees, or contractors have made any representations or promises with respect to the Premises, or this lease, except as expressly set forth herein.

11.12        Landlord’s Liability: In the event of any alleged default of Landlord, Tenant shall not seek to secure any claim for damages of indemnification by any attachment, levy, judgment, garnishment or other security proceedings against any property of the Landlord other than Landlord’s equity in the Property. It being agreed and understood, however, that the maximum recovery by Tenant against Landlord Shall be in an amount equal to the lesser of (i) the net worth of Tenant as of the date of Tenant’s claim against Landlord, or (ii) Landlord’s equity interest in the Property. Landlord as sued herein, shall include any assignee or other successor of the original landlord or its successors or assigns.

11.13        Jurisdiction: The laws of the State of Florida shall govern the interpretation, validity, performance, and enforcement of this Lease.

11.14       Tenant, at Tenant’s expense, shall comply with all laws, rules, orders, ordinances, directions, regulations, and requirements of federal, state, county and municipal authorities, now in force or which may hereafter be in force. Including, but not limited to, The Americans with Disabilities Act, which shall impose any duty upon Landlord or Tenant with respect to the use occupation or alteration of the Premises.

11.15        Estopped Certificates: Within ten (10) days after written request by Landlord, Tenant shall execute acknowledge, and delivery to Landlord, or to such other party as may be designated by Landlord, a certificate stating that this Lease is in full force and effect and has not been modified, supplemented or amended in any way, except as indicated in such certificate; that all conditions and agreements hereunder to be performed by Landlord have been satisfied or performed, except as set forth in said certificate; that Tenants is not in default in the payment of Rent or any of the other obligations required of Tenant hereunder; and that Tenant has paid Rent as of the date set forth in the certificate.

11.16        Entire Agreement: This Lease constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and no subsequent amendment or agreement shall be binding upon either party unless it is signed by each party. The submission of this Lease shall not constitute an offer to lease by Landlord and this Lease shall not be binding unless and until it is signed by Landlord and Tenant.

11.17        Exhibits and Addenda: All exhibits and addenda attached to this Lease are by this reference incorporated into this Lease. Insofar as such exhibits or addenda conflict with any of the terms or provisions contained in the text of this Lease, the terms and provisions of such exhibit or addenda shall govern and control.

IN WITNESS WHEREOF, the parties hereto have executed this Lease under seal the day and year first above written.

Landlord
Illegible	Hill Street, LLC
Witness
By: /s/ N.D. Redmond. Ja.
Printed Name: N.D. Redmond. Ja.

Date: 2-28-08

TENANT
Subaqueous Services LLC

By: /s/ James L. Rose
Illegible	Printed Name: James L. Rose
Witness
Date: FEB 28, 2008

•	Office Includes use of existing office furniture, fixtures, and equipment including the use of the phone system

•	Any maintenance and repair exceeding $1000.00 to be lessor responsibility. Lessor to maintain A/C, Heat and Plumbing 100%

•	Lessee accepts the waterfront in its as is condition. No repairs or improvements on the waterfront will be the responsibility of lessor.

•
However, Lessee may make any such repairs and Improvements at its option and expense. In additions, if Lessee determines that any such repairs or improvements are necessary for its operations, but is unwilling to pay for any such repairs or improvements, then, in such event, and in addition to all other early Lease cancellation rights of Lessee herein, Lessee may terminate the Lease Agreement effective at the end of the then current month, without further obligation or liability.

•	All improvements must have prior approval of lessor

•	Lease can be TERMINATED AND CANCELED by either Lessee or Lessor with 6 months written notice. There would be no further obligation of either party after that termination date.

•	Utilities will be included in the rental amount each month at a flat rate of $2000.00

•	Lessee to show lessor as additional insured on their General Liability Insurance Policy.

•	Lessor to have full access to property for inspection of activities as it relates to the property.

•	Any improvements or alterations to be lessee’s sole responsibility and must have pre approval of lessor

•	Gate at 1901 Hill Street will have shared use by other tenants; all keys must be logged by each tenant for lessor and lessee information.

•	Rent to have annual increase of 5% effective January 1st of each year.

•	If available lessee has option to lease upstairs second floor of office building and/or North waterfront of Ford building for an additional $2000 each.

•	Rent is due no later than the 10th of each month in advance.

/s/ James L. Rose	/s/ N.D. Redmond. Ja.
James L. Rose	Lessor
Executive Vice President Atlantic Seaboard and Caribbean Orion Marine Group	Hill Street, LLC N.D. Redmond, Jr.
February 28, 2008	2/28/08

SITE 4
FORMER FORD PLANT
SITES 2 & 3
SITE 1
WOOD-HOPKINS FACILITY
GRAPHIC SCALE
1" = 140'
140
280
LEGEND
MONITOR WELL LOCATION
DEEP MONITOR WELL LOCATION
Not Currently Leased 2-29-2008

FIGURE 2. SITE PLAN OF FOUR SITES/MONITOR WELL LOCATIONS

AEROSTAR

FORMER FORD FACILITY
JACKSONVILLE, FLORIDA

DRAWN BY: KJS

DATE: 12/19/01

Feb 28 2008 5:17PM	Pallet Consultants	1-904-353-0712	p.8

ACORD. CERTIFICATE OF LIABILITY INSURANCE	OP ID KP ORION - 2	DATE (MM/DD/YYYY) 02/28/08
PRODUCER Taylor Johnson Group 1081 19th Street, Suite 300 Virginia Beach VA 23451 Phone: 757-468-6100 Fax: 757-468-9917
THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW.

	INSURERS AFFORDING COVERAGE		NAIC#
INSURED	INSURER A:	Fireman’s Fund Insurance Co.	21873
Orion Construction LP Subaqueous Services, LLC 12550 Fuqua Houston TX 77034	INSURER B:	United States Fid & Guar Co
	INSURER C:	Signal Mutual Indemnity Assoc.
INSURER D:
INSURER E:
COVERAGES
THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH REPSECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. AGGREGATE LIMITS SHOWN MAY HAVE REDUCED BY PAID CLAIMS

INSRD LTR	ADDL INSRD	TYPE OF INSURANCE	POLICY NUMBER	POLICY EFFECTIVE DATE (MM/DD/YYYY)	POLICY EXPIRATION DATE (MM/DD/YYYY)	LIMITS
		GENERAL LIABILITY				EACH OCCURENCE	$ 1000000
A		☒ COMMERCIAL GENERAL LIABILITY	OML 99050051	01/01/08	07/01/08	DAMAGE TO RENTED PREMISES (Ea. occurrence)	$ 1000000
		☐☐ CLAIMS MADE ☒ OCCUR				MED EXP (Any one person)	$ 5000
		☒ Pollution Sudden				PERSONAL & ADV INJURY	$ 1000000
		☒ Incl Contractual				GENERAL AGGREGATE	$ 2000000
		GEN’L AGGREGATE LIMIT APPLIES PER:				PRODUCTS – COMP/OP AGG	$ 1000000
☐ POLICY ☒ PROJECT ☐ LOC
AUTOMOBILE LIABILITY		COMBINED SINGLE LIMIT (Ea accident)	$
☐ ANY AUTO		BODILY INJURY (Per person)	$
☐ ANY OWNED AUTO
☐ SCHEDULED AUTOS
☐ HIRED AUTOS		BODILY INJURY (Per accident)	$
☐ NON-OWNED AUTOS
☐		PROPERTY DAMAGE (Per accident	$
☐
GARAGE LIABILITY		AUTO ONLY-EA ACCIDENT	$
☐ ANY AUTO	OTHER THAN AUTO ONLY:	EA ACC	$
☐		AGG	$
EXCESS/UMBRELLA LIABILITY		EACH OCCURRENCE	$
☐ OCCUR ☐ CLAIMS MADE		AGGREGATE	$
$
☐ DEDUCTIBLE			$
☐ RETENTION $			$
B	WORKERS COMPENSATION AND EMPLOYERS LIABILITY ANY PROPRIETOR/PARTNER/ EXECUTIVE OFFICER/MEMBER EXCLUDED? If yes, describe under SPECIAL PROVISIONS below.	D274W00421	10/01/07	10/01/08	☒ WC STATUTORY LIMITS ☐ OTHER
					E.L EACH ACCIDENT	$ 1,000,000
					E.L. DISEASE – EA EMPLOYEE	$ 1,000,000
					E.L. DISEASE – POLICY LIMIT	$ 1,000,000
C	OTHER USL&H/JONES ACT	#19100	10/01/07	10/01/08	Bach Oaou 10,000,000
DESCRIPTION OF OPERATIONS/LOCATIONS/VEHICLES/EXCLUSIONS ADDED BY ENDORSMENT/SPECIAL PROVISIONS
Hills Street, LLC is additional insured with regard to general liability only for property at 1901 Hill Street, Jacksonville, FL.

CERTIFICATE HOLDER	CANCELLATION
HILLSTR Hill Street, LLC Post Office Box 1851 Bainbridge GA 39818
SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, THE ISSUING INSURER WILL ENDEAVOR TO MAIL  30  DAYS NOTICE TO THE CERTIFICATE HOLDER NAMED TO THE LEFT, BUT FAILURE TO DO SO SHAL IMPOSE NO OBLIGATION OR LIABILITY OF ANY KIND UPON THE INSURER, ITS AGENTS OR REPRESENTITIVES.

AUTHORIZED REPRESENTITIVE /S/ Michael Peuris
ACCORD 25 (2001/08)	© ACORD CORPORATION 1988

IMPORTANT

If the certificate holder is an ADDITIONAL INSURED, the policy(ies) must be endorsed. A statement on this certificate does not confer rights to the certificate holder in lieu of such endorsement(s).

If SUBROGATION IS WAIVED, subject to the terms and conditions of the policy, certain policies may require an endorsement. A statement on this certificate does not confer rights to the certificate holder in lieu of such endorsement(s).

DISCLAIMER

The Certificate of Insurance on the reverse side of this form does not constitute a contract between the issuing insurer(s), authorized representative or producer, and the certificate holder, nor does it affirmatively or negatively amend, extend or alter the coverage afforded by the policies listed thereon.